EARNINGS PER SHARE ("EPS")	9 Months Ended
Sep. 30, 2025
Earnings Per Share [Abstract]
EARNINGS PER SHARE ("EPS")
NOTE 5 - EARNINGS PER SHARE (“EPS”)

Basic earnings per share are based on the weighted average number of ordinary shares outstanding, net of treasury shares. Diluted EPS is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of ordinary shares for all dilutive potential ordinary shares outstanding.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Numerator for EPS:
Net income	$4,841	$2,865	$12,096	$7,592
Denominator for EPS:
Weighted average shares outstanding – basic	12,911,050	10,609,867	11,776,747	10,462,012
Dilutive shares	167,417	219,882	127,297	593,251
Weighted average shares outstanding – diluted	13,078,467	10,829,749	11,904,044	11,055,263
EPS:
Basic	$0.37	$0.27	$1.03	$0.73
Diluted	$0.37	$0.26	$1.02	$0.69